UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2018

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

On April 1 2018, First Financial Bancorp., an Ohio corporation (the “Company”), completed its previously announced merger (the “Merger”) with MainSource Financial Group, Inc., an Indiana corporation (“MainSource”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 25, 2017, between MainSource and the Company. At the effective time of the Merger (the “Effective Time”), MainSource merged with and into the Company, with the Company as the surviving corporation in the Merger.

On April 2, 2018, the Company filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report the completion of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends Item 9.01 of the Original Report to present certain historical audited financial statements and certain unaudited pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The audited consolidated financial statements of MainSource as of December 31, 2017 and 2016 and for each of the years in the three year period ended December 31, 2017, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are incorporated herein by reference.

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed combined consolidated financial information giving effect to the Merger is filed as Exhibit 99.2 attached hereto and incorporated herein by reference:

•	unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2017, giving effect to the Merger as if it occurred on December 31, 2017; and

•	unaudited pro forma condensed combined consolidated statement of income for the twelve months ended December 31, 2017, giving effect to the Merger as if it had been consummated on January 1, 2017.

(d)     Exhibits
Exhibit No.        Description

23.1	Consent of Crowe Horwath LLP*

99.1
Audited consolidated financial statements of MainSource Financial Group, Inc., as of December 31, 2017 and 2016 and for each of the years in the three year period ended December 31, 2017, incorporated by reference to the Annual Report on Form 10-K filed by MainSource Financial Group, Inc. with the SEC on February 28, 2018. (Commission File No. 0-12422).

99.2
Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2017, giving effect to the Merger as if it occurred on December 31, 2017, and unaudited pro forma condensed combined consolidated statement of income for the twelve months ended December 31, 2017, giving effect to the Merger as if it had been consummated on January 1, 2017.*

*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ James M. Anderson
James M. Anderson
Executive Vice President and Chief Financial Officer

Date:	June 14, 2018